                                    EXHIBIT 2

Reporting Person: Town and Country Bank of Quincy, an Illinois corporation

     The name and present  principal  occupation  or employment of each director and executive officer of, and each person controlling,  Town and Country Bank of
Quincy is set forth below.  Except as otherwise  described herein,  the business address of each person named below is c/o Town and Country  Bank of Quincy,  524
North 30th Street,  Quincy,  Illinois  62301.  The business  address of Town and
Country  Bancorp,  Inc. is 8620 W.  Tropicana,  Las Vegas,  Nevada  89180.  Each
natural person named below is a citizen of the United States of America and Town and Country Bancorp,  Inc. is a Nevada corporation.  During the last five years, no person  named below has been  convicted in a criminal  proceeding  (excluding traffic  violations  or  similar  misdemeanors),  or  was  a  party  to a  civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such  proceeding  was or is subject to a  judgment,  decree or final order  enjoining  future  violations of, or prohibiting or mandating  activities subject  to,  federal or state  securities  laws or finding any  violation  with respect to such laws.

---------------------------------------------------------------------------------------------------------------------
                                     Executive  Controlling
Name                      Director   Officer    Shareholder  Present Principal Occupation or Employment
----                      --------   ---------  -----------  ------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Gary Penn (2)               Yes       Yes         No       Director and President, Town and Country Bank of Quincy
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Linda Bradshaw (2)          No        Yes         No       Vice President, Town and Country Bank of Quincy
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Louis McClelland (2)        Yes       No          No       Director, Town and Country Bank of Quincy
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Gary Uhland (2)             Yes       No          No       Director, Town and Country Bank of Quincy
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Darnell Phillips (2)        Yes       No          No       Director, Town and Country Bank of Quincy
                                                           Director, Secretary and Treasurer of Town and Country
                                                           Bancorp, Inc.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Scott Phillips (2)          Yes       No          No       Director, Town and County Bank of Quincy
                                                           Director and Vice President of Town and Country Bancorp,
                                                           Inc.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
R. Dean Phillips (1)        Yes       No          No       Investing in and operating community banks and other
                                                           business ventures.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Town and Country            No        No        Yes (3)    Sole Shareholder of Town and Country Bank of Quincy
Bancorp, Inc. (2)
---------------------------------------------------------------------------------------------------------------------

(1)       See Items 2 through 6 of the  Schedule  13D to which  this  Exhibit is attached  for  information  required to be  disclosed  with respect to these individuals.

(2)       Gary Penn,  Linda  Bradshaw,  Louis  McClelland, Gary Uhland,  Darnell
          Phillips,  Scott Phillips and Town and Country  Bancorp,  Inc. are not
          beneficial owners of any shares of common stock of Mercantile Bancorp,
          Inc. as contemplated  by Rule 13d-3 under the Securities  Exchange Act of 1934, as amended.

(3)       Town and Country Bancorp,  Inc. is a bank holding company and owns all of the  issued  and  outstanding  shares of Town and  Country  Bank of
          Quincy.

Reporting Person: Town and Country Bancorp, Inc., a Nevada corporation

     The name and present  principal  occupation  or employment of each director and executive officer of, and each person  controlling Town and Country Bancorp,
Inc. is set forth below.  Except as  otherwise  described  herein,  the business address of each person named below is c/o Town and Country  Bank of Quincy,  524
North 30th Street,  Quincy,  Illinois  62301.  The business  address of Town and
Country  Bancorp,  Inc. is 8620 W.  Tropicana,  Las Vegas,  Nevada  89180.  Each
natural  person named below is a citizen of the United States of America and the trusts  named  below  were  organized  under the laws of the state of  Missouri.
During  the last five  years,  no person  named  below has been  convicted  in a criminal proceeding (excluding traffic violations or similar  misdemeanors),  or was a

party to a civil  proceeding of a judicial or  administrative  body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree  or final  order  enjoining  future  violations  of,  or  prohibiting  or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

---------------------------------------------------------------------------------------------------------------------
                                   Executive  Controlling
Name                      Director  Officer   Shareholder  Present Principal Occupation or Employment
----                      -------- ---------  -----------  ------------------------------------------

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Kay Phillips (2)            Yes       No          No       Director, Town and Country Bancorp, Inc.
                                                           Nurse and Owner of New Horizons Alternative Health
                                                           Support Services located at 1100 State Street in Quincy,
                                                           Illinois 62301.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Connie Phillips (2)         Yes       No          No       Director, Town and Country Bancorp, Inc.
                                                           Teacher at Quincy University located at 1800 College
                                                           Avenue, Quincy, Illinois 62301.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Darnell Phillips (2)        Yes       Yes         No       Director, Secretary and Treasurer of Town and Country
                                                           Bancorp, Inc.
                                                           Director, Town and Country Bank of Quincy
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Scott Phillips (2)          Yes       Yes         No       Director and Vice President of Town and County Bancorp,
                                                           Inc.
                                                           Director, Town and Country Bank of Quincy
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Dean Phillips (1)           Yes       Yes       Yes (3)    Investing in and operating community banks and other
                                                           business ventures.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
The Revocable Trust for     No        No        Yes (3)    15.84% shareholder of Town and Country Bancorp, Inc.
Lifetime Benefit of
Betty Jo Phillips
U.T.A. dated November
10, 1994 FBO Scott
Phillips (1)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
The Revocable Trust for     No        No        Yes (3)    15.84% shareholder of Town and Country Bancorp, Inc.
Lifetime Benefit of
Betty Jo Phillips
U.T.A. dated November
10, 1994 FBO Connie
Phillips (1)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
The Revocable Trust for     No        No        Yes (3)    15.84% shareholder of Town and Country Bancorp, Inc.
Lifetime Benefit of
Betty Jo Phillips
U.T.A. dated November
10, 1994 FBO Kay
Phillips (1)
---------------------------------------------------------------------------------------------------------------------

(1)       See Items 2 through 6 of the  Schedule  13D to which  this  Exhibit is attached  for  information  required to be  disclosed  with respect to these individuals.

(2)       Kay Phillips, Connie Phillips, Darnell Phillips and Scott Phillips are
          not  beneficial  owners of any  shares of common  stock of  Mercantile
          Bancorp,  Inc.  as  contemplated  by Rule 13d-3  under the  Securities
          Exchange Act of 1934, as amended.

(3)       Mr. Phillips  directly owns 52.48% of the outstanding  common stock of
          Town and  Country  Bancorp,  Inc.  Various  trusts  for Mr.  Phillips'
          children own the remaining 47.52%.  Town and Country Bank of Quincy is the  trustee of these  trusts  with  respect to the shares of Town and
          Country Bancorp, Inc. owned by the trusts.